UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

ACCELLENT INC.

(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 19, 2010, Accellent Inc. (the “Company”) issued a press release announcing that it has adopted a plan to refinance its existing senior secured credit facilities and replace them with indebtedness that has longer-dated maturities, including an intention for an offering by the Company of $400,000,000 aggregate principal amount of senior secured notes due 2017 through a private placement. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Also on January 19, 2010, the Company issued a press release containing certain preliminary financial information for its fourth fiscal quarter and full year ended December 31, 2009. The press release is furnished as Exhibit 99.2 to this current report and is incorporated herein by reference.

In addition, the Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.3, which information is incorporated herein by reference. This information, which has not been previously reported, is excerpted from a Preliminary Offering Circular that is being disseminated in connection with the notes offering described above.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any filing under the Securities Exchange Act or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits (furnished solely for purposes of Item 7.01 of this Form 8-K)

Exhibit 99.1 – Press Release, issued by Accellent Inc. on January 19, 2010.

Exhibit 99.2 – Press Release, issued by Accellent Inc. on January 19, 2010.

Exhibit 99.3 – Disclosure regarding Accellent Inc. in connection with the distribution of the Preliminary Offering Circular for $400,000,000 aggregate principal amount of senior secured notes due 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010	ACCELLENT INC.

	By:	/S/ JEREMY A. FRIEDMAN
	Name:	Jeremy A. Friedman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued by Accellent Inc. on January 19, 2010 (this exhibit is furnished and not filed).

99.2	Press Release, issued by Accellent Inc. on January 19, 2010 (this exhibit is furnished and not filed).

99.3	Disclosure regarding Accellent Inc. in connection with the distribution of the Preliminary Offering Circular for $400,000,000 aggregate principal amount of senior secured notes due 2017 (this exhibit is furnished and not filed).